Investor Presentation (NASDAQ: DCTH) November 2012 Exhibit 99.1

2 DELCATH SYSTEMS, INC
Forward-looking Statements
Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by the Company or on its behalf. This presentation contains forward-looking statements, which are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to, uncertainties relating to: our ability to address the contents of the 74 Day letter, timing of completion of the FDA’s review of our NDA, the extent to which the FDA may request additional information or data and our ability to provide the same in a timely manner, acceptability of the Phase 1, 2 and 3 clinical trial data by the FDA, FDA approval of the Company's NDA for the treatment of metastatic melanoma to the liver, adoption, use and resulting sales, if any, for the chemosaturation system in the United States, adoption, use and resulting sales, if any, for the Hepatic CHEMOSAT delivery system in the EEA, our ability to successfully commercialize the chemosaturation system in various markets and the potential of the chemosaturation system as a treatment for patients with cancers in the liver, the timing and our ability to successfully enter into strategic partnership and distribution arrangements in foreign markets including Australia and key Asian markets and resulting sales, if any, from the same, patient outcomes using the Generation 2 system, approval of the current or future chemosaturation system for other indications and/or for use with various chemotherapeutic agents, actions by the FDA or other foreign regulatory agencies, our ability to obtain reimbursement for the CHEMOSAT system in various markets, submission and  publication of the Phase II and III clinical trial data, the timing and results of research and development projects, the timing and results of future clinical trials including the initiation of clinical trials in key Asian markets with the Hepatic CHEMOSAT Delivery System device for intra-hepatic arterial delivery and extracorporeal filtration of doxorubicin, approval of the Hepatic CHEMOSAT Delivery System device for intra-hepatic arterial delivery and extracorporeal filtration of doxorubicin in key Asian markets and adoption and patient outcomes using the same, the timing and use, if any, of the line of credit from SVB and our ability to access this facility and uncertainties regarding our ability to obtain financial and other resources for any research, development and commercialization activities. These factors, and others, are discussed from time to time in our filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise these forward-looking statements to reflect events or circumstances after the date they are made.

3 DELCATH SYSTEMS, INC
Our Mission
Concentrating the Power of Chemotherapy for Disease Control in the Liver
• We are a cancer therapy company
• Our technology offers the opportunity to gain control of tumors in the liver
• The liver is a site where uncontrolled disease is often life-limiting or leads to withdrawal of systemic treatments in favor of palliative care
• We plan on being a fully-integrated company and are building the infrastructure to develop and commercialize our products in
Europe and North America, while pursuing opportunities in other regions
o
In Europe, CHEMOSAT with Melphalan is approved and is currently being sold
• We believe that our first product, CHEMOSAT, may extend the lives of a large number of cancer patients

4 DELCATH SYSTEMS, INC
Existing Liver Cancer Treatments Have Significant Limitations
The Problem
• Metastatic disease to the liver, brain or lungs is often the life-
limiting location of solid tumors
o
In contrast to the brain and lungs, where systemic chemotherapy and radiation can exert some degree of local control, tumors in the liver are not particularly responsive to chemotherapy and radiation therapy
• Existing treatments to control tumors in the liver include:
Surgical resection
Radioembolization (SIRT)
Chemoembolization (TACE)
Radiofrequency ablation (RFA), Microwave, Cryoablation
Hepatic arterial infusion (HAI)
Systemic chemotherapy

5 DELCATH SYSTEMS, INC
Existing Liver Cancer Treatments Have Limitations
Unmet Medical Need Exists for More Effective Liver Cancer Treatments
Treatment Advantages Disadvantages
Systemic
– Non-invasive
– Repeatable
– Systemic toxicities
– Limited efficacy in liver
Regional
(e.g., Isolated Hepatic Perfusion)
– Therapeutic effect
– Targeted
– Invasive/limited repeatability
– Multiple treatments are
required but not possible
Focal
(e.g. surgery, radioembolization,
chemoembolization, radio
frequency ablation)
– Partial removal or
treatment of tumors
– Only 10% to 20% resectable
– Invasive and/or limited
repeatability
– Treatment is limited by tumor
size, number of lesions and
location
– Tumor revascularization
–
Cannot treat diffuse disease

6 DELCATH SYSTEMS, INC
Diffuse Hepatic Metastases from Ocular and
Cutaneous
Melanoma
• Diffuse disease in the liver is prevalent
• Effective treatment for patients with liver-limited or dominant cancers remains a clinical challenge
• Whole organ therapy creates a new option for patients in the management of liver dominant disease

7 DELCATH SYSTEMS, INC
Concentrating the Power of Chemotherapy for Disease Control in the Liver
Our Solution – Whole Organ-Focus Disease Control
• Our proprietary CHEMOSAT system isolates the liver
circulation, delivers an ultra-high concentration of
chemotherapy (melphalan) to the liver and filters most of the chemotherapy out of the blood prior to returning it to the patient
• The procedure typically takes approximately two hours to
complete and involves a team including the interventional
radiologist and perfusionist
• CHEMOSAT (Gen 2) has demonstrated minimal systemic
toxicities and impact to blood components in initial commercial use and may complement systemic therapy
• CHEMOSAT has been used on approximately 200 patients to
date through clinical development and early commercial launch

CHEMOSAT®

Blood Return
Catheter
Chemo
Filtration
CHEMOSAT
Delcath
Chemo Isolation
(Balloon) Catheter
Liver
Veno-veno
Bypass Pump
Chemo Delivery
Catheter

8 DELCATH SYSTEMS, INC
The Delcath CHEMOSAT System
Minimally Invasive, Repeatable Liver Procedure That Could Complement Systemic Therapy
Chemosaturation
•
Improves disease
control in the liver
•
Treats entire liver
(macro and micro)
•
Controls systemic
toxicities
•
Allows for over 100x
effective dose
escalation at tumor
site
1. ISOLATE
2. SATURATE
3. FILTRATE

9 DELCATH SYSTEMS, INC
Concentrating the Power of Chemotherapy for Disease Control in the Liver
The Data
• We conducted a randomized Phase 3 study under a Special
Protocol Assessment (“SPA”) using Generation 1 of our
chemosaturation system with melphalan in patients with
melanoma (ocular and cutaneous) metastatic to the liver
• Melanoma liver metastases are relatively homogeneous
regardless of origin
• Liver metastases are typically the life-limiting aspect of the disease
• Melanoma is notoriously insensitive to systemic chemotherapy and our study was a great demonstration of our technology’s
potential in a challenging histology

10 DELCATH SYSTEMS, INC
Phase III Clinical Trial Design
Randomized to CS
93 patients: ocular
or cutaneous melanoma
Best Alternative Care (BAC)
Investigator and patient decision
(any and all treatments)
CS/Melphalan
Treat every 4 weeks x 4 rounds
(responders can receive up to 6 rounds)
Cross-over
Modeled hPFS for Trial Success:
7.73 months (CS)
vs.
4 months (BAC)
Secondary Trial Endpoints
• Investigator hPFS
• Hepatic objective response rate
• Overall objective response rate
• Overall Survival – Diluted by Cross Over
• SAP calls for analysis of various patient subsets
Pre-CS (Baseline) Post-CS (22+ Months)
Hepatic Response – Metastatic Melanoma
Fully Powered, 93 Patient, Randomized, Multi-Center NCI Led Study
CS = ChemoSaturation (CHEMOSAT)
Primary Trial Endpoint
• Statistically significant difference in Hepatic Progression
Free Survival (“hPFS”): p < 0.05 (IRC)
• Over 80% of Oncologic drugs approved by FDA between
2005 – 2007 on endpoints other than overall survival

11 DELCATH SYSTEMS, INC
Hepatic progression-free survival (IRC)
Positive Phase III Results – Primary Endpoint hPFS
CS-PHP Demonstrated 4x or 5.3 months Improvement in Primary Endpoint of hPFS
Hazard ratio = 0.50
(95% CI 0.31–0.80)
P=0.0029
0                5                       10                     15 20 25                      30
Months
7.0
1.7
1.0
0.8
0.6
0.4
0.2
0.0
Proportion of patients surviving
5.3 mo
Intent-to-treat population
Chemosaturation (CS-PHP)
Best alternative care (BAC)
INDEPENDENT REVIEW COMMITTEE (IRC) ASSESSMENT
-
UPDATED ANALYSIS (4 June 2012)

12 DELCATH SYSTEMS, INC
Overall progression-free survival (investigator)
Months
5.4
1.6
1.0
0.8
0.6
0.4
0.2
0.0
Proportion of patients surviving
Hazard ratio = 0.42
(95% CI 0.27–0.64)
P<0.0001
0             5            10            15 20 25           30            35           40          45           50           55
3.8 mo
Intent-to-treat population
Chemosaturation (CS-PHP)
Best alternative care (BAC)
Positive Phase III Results – Overall PFS
CS-PHP also Demonstrated a Highly Statistically Significant Improvement in Overall PFS
INVESTIGATOR ASSESSMENT
-
UPDATED ANALYSIS (4 June 2012)

13 DELCATH SYSTEMS, INC
TOTOL CS-PHP vs BAC ONLY
Proportion of subjects surviving
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
12 36 0
24
48
60
11.4
Total CS-PHP incl.
crossover
BAC only
Months
4.1
Intent-to-treat population
7.3 mo
Overall Survival – Exploratory Subset Analysis
Overall Survival Tail For CS-PHP Treated Patients

14 DELCATH SYSTEMS, INC
Positive Phase III Results
•
Primary endpoint (hPFS by IRC) exceeded, p value = 0.0029, hazard ratio of 0.50 as of June, 2012
o CS/PHP median hepatic progression free survival (hPFS) was 4-fold of control, or 5.3 months improvement
o CS/PHP achieved a median hPFS of 7.0 months vs 1.7 months for BAC control
o 75% overall clinical benefit (CR + PR + SD)
• Secondary endpoints consistent with primary endpoints
o CS/PHP achieved a median overall PFS of 5.4 months vs. 1.6 months for BAC
o OS – No difference demonstrated due to heavy crossover from BAC to CS/PHP
o
Median OS 10.6 months vs. 10.0 months for CS/PHP and BAC respectively
• OS exploratory analyses supportive of key observations
o Median overall survival of 11.4 months for all patients treated with melphalan, including crossover
o BAC patients did not cross-over to CS/PHP had a median survival of 4.1 months
o 7 CS/PHP-treated and 3 BAC-only patients still alive as of 6/2012
• Gen 1 Safety profile – consistent with currently approved labeling for melphalan
o 30-day deaths on PHP: 3/44 patients (6.8%)
1 Neutropenic Sepsis (2.3%); 1 Hepatic Failure 2.5% (95% tumor burden); 1 gastric perforation
o 30-day deaths on BAC: 3/49 patients (6.1%)
Trial Outcomes Favorable and Consistent with Special Protocol Assessment

Authors	Technique	N	Tumor	Drug(s)	ORR, %	Median OS, months
Grover et al. 2004	IHP	13	NET	Melphalan ± TNF	50	48
Noter et al. 2004	IHP	8	Ocular melanoma	Melphalan	50	10
Alexander et al. 2000	IHP	22	Ocular melanoma	Melphalan ± TNF	62	11
Alexander et al. 2003	IHP	29	Ocular melanoma	Melphalan	62	12
Alexander et al. 2009	IHP	120	Colorectal	Melphalan ± TNF, TNF	61	17
van Iersel et al. 2008	IHP	154	Colorectal	Melphalan	50	25
van Iersel et al. 2010	IHP	99	Colorectal	Melphalan	–	25
Verhoef et al. 2008	PHP	24	Various	Melphalan	62	–

15 DELCATH SYSTEMS, INC
The Evidence for Melphalan
Melphalan, an established chemotherapy agent, is proven active at high doses with broad antitumor activity
1. Grover AC, et al. Surgery 2004;136:1176-82
4. Alexander HR Jr, et al. Clin Cancer Res 2003;9:6343-9
7. Van Iersel LB, et al. Ann Oncol 2010;21:1662-7
2. Noter SL, et al. Melanoma Res 2004;14:67-72
5. Alexander HR Jr, et al. Ann Surg Oncol 2009;16:1852-9
8. Verhoef C, et al. Ann Surg Oncol 15:1367-74
3. Alexander HR Jr, et al. Clin Cancer Res 2000;6:3062-70
6. Van Iersel LB, et al. Ann Oncol 2008;19:1127-34

Cancer Origin (Cell lines)	Apoptosis Induction (uM)
Thyroid (2)	2.54
Ovarian (1)	4.31
Melanoma (5)	4.53
CNS (4)	6.40
Sarcoma (5)	6.68
Head and Neck (2)	6.78
Bladder (5)	9.50
Colon (5)	15.12
Cervix (3)	15.16
Cholangiocarcinoma (1)	16.00
Prostate (2)	17.55
Pancreas (4)	25.00
Primary Liver (4)	25.04
Lung (5)	28.60
Breast (5)	31.82
Kidney (5)	35.30
Uterus (1)	44.60

Melphalan Sensitivity- Apoptosis Induction
Conc. (uM) for Apoptosis Induction
200
150
100
50
0
Thyroid
Ovarian
Melanoma
CNS
Sarcoma
Head and Neck
Bladder
Colon
Cervix
Cholangiocarcinoma
Prostate
Pancreas
Primary Liver
Lung
Breast
Kidney
Uterus
Systemic IV Dosing
CHEMOSAT
Tissue of Origin of Cancer Cell Lines
Melphalan Conc. Achieved

16 DELCATH SYSTEMS, INC Melphalan Sensitivity: In Vitro Tumor Cell Lines Study We Believe CHEMOSAT Will Be Effective On a Wide Range of Solid Tumors 192 uM

17 DELCATH SYSTEMS, INC
Our Opportunity
• At the concentrations of melphalan we are achieving in the liver, we believe CHEMOSAT will be effective on a wide variety of histologies
• We believe that physicians are recognizing the broad
applicability of CHEMOSAT, based on early experience and
their interest in testing our technology with melphalan in a variety of tumor histologies
• CE Mark approved broad indication
• Large global market opportunity with pharmaceutical-like gross margin ~ 80%
Concentrating the Power of Chemotherapy for Disease Control in the Liver

18 DELCATH SYSTEMS, INC
CHEMOSAT - Potential Multi-Billion Dollar Market
$7 Billion Annual Global Opportunity with Pharmaceutical-Like Gross Margins
Sources: LEK Consulting, GLOBOCAN, Company estimates.
*TPM for initial U.S. labeled indication only.
EU: Initial target countries of Germany, UK, Italy, France, Spain, Netherlands, Ireland.
APAC: Initial target countries of China, Japan, S. Korea, Taiwan, Australia.
Assumes 2.5 treatments per patient.
Assumes EU ASP of $15K; US ASP of $25K; APAC ASP of $5K.
55,389
$2.2 B
8,708*
$2.6 B
189,943
$2.2 B
HCC
CRC
Melanoma
NET
8,708
6,563
4,085
8,212
7,202
33,966
19,861
33,953
52,143
5,585
7,671
99,749
0
25,000
50,000
75,000
100,000
125,000
150,000
175,000
200,000
USA EU APAC

19 DELCATH SYSTEMS, INC
Approved  (CE Mark Device)
NDA Filing Accepted by the FDA with PDUFA goal date of June 15, 2013
Application Submitted/ Planned – Mutual Recognition of European CE Mark
Global Commercialization Status
Addressing A Multi-Billion Dollar Global Market

Establish EU Operations

Initial Training and Marketing

Full Commercial Launch

20 DELCATH SYSTEMS, INC
European Commercialization Strategy
Strategy:
• Focus efforts in 7 Target Countries (EU 5 + Netherlands & Ireland)
• 8-10 leading EU cancer centers as initial training centers
• Validate business model and demonstrate scalability
• Push and Pull marketing and selling strategy
Tactics & Execution:
• Educate medical and surgical oncologists via contract organization
• Sell to hospital-based oncologists, interventional radiologists, surgeons and C-suite decision makers with combination of direct sales and distributors
• Focus on medical and surgical oncologists at referral centers
• Hospitals procure melphalan from third parties and physicians use at their discretion
• Establish European patient education and awareness programs (PR, website)
• Leverage interim reimbursement channels, while pursuing permanent procedure reimbursement
• Focused clinical trial program to generate additional data and build clinical experience across multiple centers for various tumor types (e.g. HCC, NET and CRC)
Currently In Initial Training and Marketing Phase

21 DELCATH SYSTEMS, INC
Patient Referral Path
Interventional
Radiologist
Offers chemosaturation
procedure
Patient
Primary
Care
Medical
Oncologist
Offers systemic therapy
Surgical
Oncologist
Offers resection or
other focal therapy
Chemosaturation
Diagnosis
of Cancer
Identification of liver
involvement with no
improvement from systemic
therapy
When liver disease is
Oncologist for additional systemic therapy
patients return to the Medical
controlled,

22 DELCATH SYSTEMS, INC
CHEMOSAT Training and Marketing Commenced in Europe
Continue Training and Marketing Centers Roll-Out
• Entered training and marketing agreements with leading cancer centers in Europe
o
Milan, Italy – European Institute of Oncology (IEO)
o
Frankfurt, Germany – Johann Wolfgang Goethe-Universität (JWG)
o
Kiel, Germany – Universitätsklinikum Schleswig-Holstein
o
Villejuif, France – Cancer Institute Gustave Roussy (IGR)
o
Barcelona, Spain – El Hospital Quiron
o
Naples, Italy – Instituto Nazionale Tumori Fondazione "G. Pascale"
o
Amsterdam, The Netherlands – Netherlands Cancer Institute-Antoni van Leeuwenhoek Hospital
o
Erlangen, Germany – University Hospital of Erlangen
o
Pamplona, Spain – Clinica Universidad de Navarra
o
Bordeaux, France – Hôpital Saint-André
o
Galway, Ireland – University Hospital Galway
o
Leiden, The Netherlands – Leiden University Medical Center
o
Southampton, United Kingdom – Southampton University Hospital
• Training completed and patients treated at IEO, Italy; JWG University Hospital, Frankfurt,
Germany; IGR, France; UHG, Ireland; Southampton, UK, St Andre, France
o
Liver metastases from cutaneous melanoma, ocular melanoma, gastric cancer, breast cancer, neuroendocrine tumor (NET), hepatocellular carcinoma (HCC) and cholangiocarcinoma
• Selected Quintiles to support EU launch with medical science liaisons (MSL)

23 DELCATH SYSTEMS, INC
European Reimbursement Considerations
• No centralized pan-European medical device reimbursement body – reimbursement mechanisms vary greatly at national and regional levels across our target markets
• Working with reimbursement specialists to execute plan in each of our key markets for both interim and long term reimbursement
• Interim reimbursement plans expected to begin coming online during fourth quarter
• Italy – Secured a pathway for reimbursement using an existing Diagnosis Related Group code (DRG) for use with CHEMOSAT. We will continue to seek additional supplemental new technology payments, and potentially pursue a new higher reimbursing DRG for
CHEMOSAT
o
A limited number of procedures are currently being covered by private payment and research funding
o
Apply for funding under existing New Technology Payment programs
o Italy – First Regional Application submitted for supplemental (in addition to DRG) new technology payments.
o Germany - Interim reimbursement process is being actively sponsored and driven by the German
Radiology Society – 12 NUB applications filed
o United Kingdom – Our lead centers are seeking to gain PCT (Primary Care Trust) approval. This would allow us to perform CHEMOSAT procedures in 3 to 4 key centers in the UK
Reimbursement Program Now In Execution Phase

24 DELCATH SYSTEMS, INC
International Strategy beyond EU and US
• Leverage CE Mark to obtain reciprocal regulatory approvals for CHEMOSAT
System in other international markets
o
Obtained approval for Gen 2 CHEMOSAT System with melphalan in Austrailia
• International regulatory submissions status:
Application submitted and expected approvals in
Hong Kong - 2012 (Gen 2 expected in Dec.)
Canada - 2012 (Gen 2 expected in Dec.)
Singapore - 2013
Argentina - 2013
Brazil - 2014
Intend to submit applications
S. Korea (CHEMOSAT Doxorubicin)
Mexico
China (CHEMOSAT Doxorubicin)
Taiwan
Russia
India
Japan
Israel
• Utilize 3   party melphalan and doxorubicin available to physicians
Combination of Strategic Partnerships and Specialty Distributors
rd

25 DELCATH SYSTEMS, INC
U.S. FDA Regulatory Status
• NDA accepted and under active FDA review since submission in mid
August, 2012
• We are working closely with the FDA during the review process
• PDUFA goal date of June 15, 2013 assigned by the FDA
• FDA advised Oncology Drug Advisory Committee (ODAC) panel to be expected
• NDA filing included:
o
Comprehensive set of additional data in a new FDA compliant
CDISC database
o
Gen 2 filter as part of the Chemistry, Manufacturing and Control
(CMC) module
• We have also amended IND and Expanded Access Program (EAP)
and Gen 2 has been accepted by the FDA for use in EAP,
compassionate use and prospective clinical trials in the US

26 DELCATH SYSTEMS, INC
U.S. Commercialization Strategy
• Initial focus on centers that participated in the phase III clinical trial
• Educate Medical Oncologists via Medical Science Liaison (MSL)
• Direct strategy to sell to Interventional Radiologists and Oncologists
o
Approximately 12 sales territories ultimately expanding to as many as 60 territories as revenues ramp
• Utilize top centers from Phase III trial as Centers of Excellence for training and support
• Intend to seek chemosaturation specific CPT reimbursement code, based upon value proposition relative to other cancer therapies
Direct Sales Channels with MSL Clinical Support

27 DELCATH SYSTEMS, INC
Clinical Development Program
Establish CHEMOSAT as the Standard of Care (SOC) for Disease Control in the Liver
• Goal:
o
Expand US (CS-PHP: MEL) label indications to include HCC and mCRC
o
Generate robust clinical data to support commercialization
• FDA has accepted IND Amendment to include Gen 2 device in Expanded Access Program
(EAP), compassionate use (CU), and all future clinical trials
o
Intend to initiate EAP for metastatic melanoma by Q412
• Initiate EU Registry to systematically collect relevant data from commercial experience
• New Clinical Trials (first patient enrolled in 2013)
o
mCRC
Global Phase 3 Randomized 2L CHEMOSAT Melphalan vs. Approved Alternatives
o
HCC
Global Phase 3 Randomized 2L CHEMOSAT Melphalan vs. BSC for Sorafenib Failure
Asia Regional Phase 3 Randomized 2L CHEMOSAT Doxorubicin vs. BSC for Sorafenib
Failure
• Multiple Phase 2 studies under evaluation: HCC, NET, mBreast, Pancreatic
• Support investigator-initiated trials (IITs)

28 DELCATH SYSTEMS, INC
CHEMOSAT System for Doxorubicin – CE Mark
• Satisfied all of the requirements to affix the CE Mark to Hepatic
CHEMOSAT Delivery System device for intra-hepatic arterial delivery and extracorporeal filtration of doxorubicin in October, 2012
• Provides a pathway for regulatory approval in China and S. Korea
• Provides basis for partnership opportunities in China and S. Korea where doxorubicin has a broad label
• Multiple published Phase I/II studies from MD Anderson Cancer Center and Yale with percutaneous hepatic perfusion (PHP) and Kobe
University using doxorubicin show promising response rates for HCC*
• Plan to use CHEMOSAT Doxorubicin in Asia Phase III
2L
HCC trials
Addressing the Large HCC Market Opportunity in China

29 DELCATH SYSTEMS, INC
2012 Milestones
• First patients have been treated with CHEMOSAT Melphalan in Europe - Done
• Execute contract for MSL services in EU in 1Q 2012 (Quintiles was selected to support EU launch of CHEMOSAT) - Done
• Secure agreements with 8-10 leading cancer centers in EU - Done
• Obtain CE Mark for Gen 2 CHEMOSAT Melphalan - Done
• US NDA submission in August 2012 - Done
• US NDA acceptance with standard review in October 2012 - Done
• Obtain CE Mark for CHEMOSAT Doxorubicin in 2H 2012 - Done
• Submission for publications of Phase III data and mNET arm of Phase II data in
Q4 2012
• First patients enrolled in EAP in Q4 2012
• Initiate EU Registry in Q4 2012
• Potential Asia strategic partnership – dedicated BD with China a top priority

30 DELCATH SYSTEMS, INC
Financial Update
Cash & Cash Equivalents: $28.3 million at September 30, 2012
Financing:
$21.1 million (net) raised in a follow-on equity
offering in May 2012
ATM Program
$24.5 million remaining as of September 30,
2012
Working Capital Line of Credit: $20.0 million credit facility
Debt: None
Cash Spend: $14.6 million in 3Q2012
Shares Outstanding: 73.4 million (83.8 million fully diluted
¹
)
Institutional Ownership: 13%
Market Capitalization: $120 million as of September 30, 2012
Avg. Daily Volume (3 mo.): 1,000,000
1) Fully diluted includes an additional 4.8 million options and 5.6 million warrants

31 DELCATH SYSTEMS, INC
Team
Executive Title Prior Affiliation(s)
Years of
Experience
Eamonn Hobbs President and CEO AngioDynamics, E-Z-EM 31
Graham Miao, Ph.D. EVP & CFO
D&B, Pagoda Pharma, Schering-Plough,
Pharmacia, JP Morgan
22
Krishna Kandarpa, M.D.,
Ph.D.
CSO and EVP, R&D Harvard, MIT(HST), Cornell, UMass 32
Agustin Gago EVP, Global Sales AngioDynamics, E-Z-EM 30
Jennifer Simpson, Ph.D. EVP, Global Marketing
Eli Lilly (ImClone), Johnson & Johnson
(Ortho Biotech)
22
Peter Graham, J.D.
EVP, General Counsel &
Global Human Resources
Bracco, E-Z-EM 17
David McDonald EVP, Business Development AngioDynamics, RBC Capital Markets 29
John Purpura
EVP, Regulatory Affairs & Quality
Assurance
E-Z-EM, Sanofi-Aventis 28
Harold Mapes EVP, Global Operations AngioDynamics, Mallinkrodt 26
J. Chris Houchins SVP, Clinical Affairs
Arno, Schering-Plough, Pfizer,
Pharmacia, GD Searle
21
Gloria Lee, M.D., PH.D. SVP, Global Clinical Development
Hoffmann-La Roche, Syndax
Pharmaceuticals, Inc.
20
Bill Appling SVP Medical Device R&D AngioDynamics 26
Dan Johnston, Ph.D. VP, Pharmaceutical R&D Pfizer, Wyeth 11

32 DELCATH SYSTEMS, INC Appendices

33 DELCATH SYSTEMS, INC Appendix I Intellectual Property

34 DELCATH SYSTEMS, INC
Intellectual Property
• Patent Protection
o
5 U.S. patents in force and 6 U.S. patent applications pending
o
6 foreign patents in force (with patent validity in 22 countries) and 15 foreign patent applications pending
o
Primary device patent set to expire August 2016
o
Up to 5 years of patent extension post FDA approval
• Trade Secret Protection
o
Developed improved filter media via new manufacturing processes
• FDA Protection
o
Orphan Drug Designation granted for melphalan in the treatment of ocular melanoma, cutaneous melanoma and metastatic neuroendocrine tumors, as well as for doxorubicin in the treatment of HCC
Provides 7 years of marketing exclusivity post FDA approval
o
Additional Orphan Drug applications to be filed for other drugs and indications, including melphalan for HCC and CRC
Multiple Levels of Protection

35 DELCATH SYSTEMS, INC Appendix II CHEMOSAT Market Opportunity by Disease and Target Counties

Melanoma
10000
7500
5000
2500
0
United States
China
Germany
UK
Australia
Italy
France
Spain
Netherlands
Japan
Taiwan
South Korea

NET
30000
25000
20000
15000
10000
5000
0
China
United States
Japan
Germany
France
UK
Italy
South Korea
Spain
Taiwan
Australia
Netherlands

CRC
40000
30000
20000
10000
0
China
United States
Japan
Germany
Italy
France
UK
Spain
South Korea
Australia
Netherlands
Taiwan

HCC
100000
80000
60000
40000
20000
0
China
Japan
United States
South Korea
Italy
Taiwan
Germany
France
Spain
UK
Australia
Netherlands

36 DELCATH SYSTEMS, INC
Market Opportunity by Disease (patients)
Market Opportunity defined as Total
Potential Market (TPM) for CHEMOSAT
®
1.Primary cancer incidence
2.Adjusted for predominant disease in the liver (primary or
metastatic cancer)
3.Adjusted for addressable patients via Delcath CHEMOSAT ®
• Europe – Largest near-term opportunity
• CRC – Largest opportunity worldwide
• Melanoma – Largest opportunity is in US
• China - Largest opportunity for HCC

37 DELCATH SYSTEMS, INC
Europe Market by Disease – Device Only
Germany
(Direct)
UK
(Direct)
France
(Indirect)
Italy
(Indirect)
Spain
(Indirect)
Netherlands
(Direct)
Ireland
(Direct)
Total
Potential
(patients)
Potential
Market
($ MM)
1,2,3
Total Potential Market #Patients
Ocular
Melanoma
404 297 295 285 197 79 19 1,576
$ 62
Cutaneous
Melanoma
1,625 994
753 801 360 379 73 4,987
$ 206
CRC
9,902 5,300
5,475 7,281 4,016 1,644 335 33,953
$1,339
HCC
(Primary)
1,637 720
1,514 2,597 1,087 82 35 7,671
$277
NET
1,783 1,336
1,353 1,299 974 360 98 7,202
$ 281
TOTAL 15,351 8,647 9,389 12,263 6,634 2,545 560 55,389 $ 2,166
Europe Presents Significant Potential Market Opportunity
Sources: LEK Consulting, GLOBOCAN, Company estimates.
1) Assumes 2.5 treatments per patient.
2) Assumes ASP of  ~$15K USD.
3) Assumes mix of direct sales and distributors.

38 DELCATH SYSTEMS, INC
US Market by Disease – Device and Drug Combination
Liver Metastasis
Potential Market
# Patients
Potential Market
# Procedures
Potential Market
($MM)
1,2
Ocular
Melanoma
1,685 4,213 $ 105
Cutaneous
Melanoma
7,023 17,557 $ 439
TOTAL MELANOMA
(Initial Expected Label)
8,708 21,770 $ 544
CRC 19,861 49,653 $ 1,241
HCC (Primary) 5,586 13,964 $ 349
NET 8,212 20,530 $ 513
OTHER TOTAL
(Potential Label Expansion)
33,659 84,147 $ 2,104
TOTAL 42,367 105,917 $ 2,648
Sources: LEK Consulting, GLOBOCAN, Company estimates.
1) Assume 2.5 treatments per patient.
2) Estimated ASP of $25K.

39 DELCATH SYSTEMS, INC
APAC Market by Disease
China
(Device)
S. Korea
(Device)
Japan
(Device)
Taiwan
(Device)
Australia
(Device)
Total
Potential
(patients)
Potential
Market
($MM)
1,2
Total Potential Market  #Patients
HCC
(Primary)
85,780 3,258 8,296 2,152 263 99,749 $ 1,156
Other
CRC
31,127 3,245 14,298 1,441 2,031
52,143
$ 642
NET
29,197 1,048 2,759 500 462
33,966
$ 393
Ocular
Melanoma
1,765 66 175 31 96
2,134
$ 25
Cutaneous
Melanoma
382 43 136 246 1,144
1,951
$ 23
OTHER
TOTAL
62,472 4,403 17,368 2,218 3,733 90,194 $ 1,083
TOTAL 148,104 7,661 25,665 4,370 3,996 189,943 $ 2,239
APAC Target Markets Represent Over $2 Billion Potential Market Opportunity
Sources: LEK Consulting, GLOBOCAN, Company estimates.
1) Assume 2.5 treatments per patient.
2) Estimated ASP of ~$5K.

40 DELCATH SYSTEMS, INC Appendix III CHEMOSAT Melphalan Phase I and II

41 DELCATH SYSTEMS, INC
Melphalan Dosing & Background
• Well understood, dose dependant, tumor preferential, alkylating cytotoxic agent that demonstrates little to no hepatic toxicity
• Manageable systemic toxicities associated with Neutropenia and
Thrombocytopenia
•
Drug dosing 12x higher than FDA-approved dose via systemic IV chemotherapy
•
Dose delivered to tumor is over 100x higher than that of systemic IV chemotherapy
An Established Drug for Liver Cancer Therapy
Type Dosing (mg/kg)
Multiple Myeloma (label) 0.25
Chemoembolization 0.62
Surgical Isolated Hepatic Perfusion (IHP) 1.50
Myeloablation 2.50-3.50
Chemosaturation (PHP) 3.00

42 DELCATH SYSTEMS, INC
Phase II NCI Trial – Metastatic Neuroendocrine Cohort
Pre-CS
(Baseline)
Post-CS #2
(+4 Months)
Post-CS #1
(+6 Weeks)
Compelling Clinical Data in Attractive mNET Market
Phase II mNET Tumor Cohort  (n=24)*
Number (n)
Primary Tumor Histology
Carcinoid 4
Pancreatic Islet Cell 20
Response
Not Evaluable (Toxicity, Incomplete Treatment, Orthotopic Liver
Transplantation)
4
Progressive Disease 2
Minor Response / Stable Disease 4
Partial Response (30.0% - 99.0% Tumor Reduction) 13
Complete Response (No Evidence of Disease) 1
Objective Tumor Response 14
Objective Tumor Response Rate 58%
Duration (months)
Median Hepatic PFS 15.5
Overall Survival After CS 30.4
*Presentation at ECCO/ESMO 2011 annual meeting.

43 DELCATH SYSTEMS, INC
Phase II NCI Trial – Hepatobilliary carcinoma
• 11 patients with tumors of hepatobiliary origin: 5 HCC, 2 intrahepatic and
3 extrahepatic cholangiocarcinoma,1 mixed histology
• CHEMOSAT treatment showed encouraging anti-tumor activities in hepatocellular carcinoma (HCC)
o
1 Confirmed partial response lasting 7 months
o
2 stable disease lasting 8 months, 6 months respectively
• Safety profile – consistent with pivotal US Phase III melanoma trial
• HCC is the most common primary cancer of the liver, with approximately
750,000* new cases diagnosed worldwide annually
• Intend to invest in new HCC trials with CHEMOSAT
Encouraging Initial Positive Signal for Primary Liver Cancer
*Source: GLOBOCAN

44 DELCATH SYSTEMS, INC
• Substantial clinical evidence of benefit of using melphalan to treat
mCRC via isolated hepatic perfusion (IHP) procedure
o
Over 800 patients treated in 15 studies since 1998
o
Patients treated only once
o
Median response rate of 47% (range 29%-76%)
• Delcath Phase II NCI Chemosaturation Trial – mCRC Cohort
o
Challenges enrolling at NCI
o
16 patients treated since 2004
o
Inconclusive efficacy due to advanced disease status (generally 5  or 6 line)
o
Safety profile – expected and consistent with pivotal FDA Phase III melanoma trial
• Intend to invest in new mCRC trials with CHEMOSAT Melphalan
Strong Rationale for Using CHEMOSAT with Melphalan to Treat mCRC
1) van Iersel LB, Koopman M, Van D, V, et al. Ann Oncol. 2010;21:1662-7.
Phase II NCI Trial – mCRC Cohort
th th
1

45 DELCATH SYSTEMS, INC Appendix IV Published Phase I/II Studies of Doxorubicin with PHP (percutaneous hepatic perfusion) for HCC

46 DELCATH SYSTEMS, INC
Phase I/II Studies of PHP-Doxorubicin For HCC
Delivered Safely in Multiple Studies with Promising Response Rates
1) Ku Y et al. Chir Gastroenterol 2003;19:370–376.
2) Curley SA et al. Ann Surg Oncol 1994;1:389–99.
3) Ravikumar TS et al. J Clin Oncol 1994;12:2723–36.
4) Hwu WJ et al. Oncol Res 1999;11:529–37.
No. of
pts
No. of
PHP/
pt
Disease stage
(tumor diameter)
Treatment
Median  survival
(mo) Response Rates Reference
HCC
(n=79)
CHM
(n=23)
1–4
1–2
IV A: n=66
IV B: n=13
All multiple bilobar
Extrahepatic disease in 52%
Doxorubicin 60 –150 mg/m
Cisplatin 50–150 mg/m 2
Mitomycin C 50–200 mg/m
16
13
HCC pts
RR 64.5%
5-year survival 20.3%
Kobe
Phase I/II
HCC
(n=11)
1–3 Mean 9.5 cm Doxorubicin 60 –120 mg/m
6.5
13 (responders)
2 (non-responders)
RR 20%
MDACC
Phase I
HCC
(n=5)
CHM
(n=8)
Other
(n=8)
2–4 Extrahepatic disease in 17%
Doxorubicin 50–120 mg/m
5-FU 1000–5000 mg/m 2
NR RR 22%
Yale
Phase I
HCC
(n=7)
Other
(n=11)
1–10 NR
Doxorubicin 90–120 mg/m
2
23 (responders)
8 (non-responders)
RR 58%
Yale 4
Phase I
2
3
1
2
2
2
2

47 DELCATH SYSTEMS, INC Appendix V Product Development Pipeline

48 DELCATH SYSTEMS, INC
Product Development Pipeline
• Melanoma liver mets
• Proprietary drug-melphalan &
CHEMOSAT
• All liver cancers – melphalan
• Classified as Medical Device
• 3   party melphalan
• Gen 2 melphalan CE Mark
• CHEMOSAT for additional drugs
• CHEMOSAT for other organs (lung
and brain)
• mCRC and HCC indications
Initial Opportunity Near Term (< 5 years) Intermediate Term (> 5 years)
• Doxorubicin system CE Mark
• mCRC and HCC clinical trials
• CHEMOSAT for additional drugs
• CHEMOSAT for other organs (lung
and brain)
• CHEMOSAT Melphalan in
Taiwan and Japan
• CHEMOSAT Doxorubicin in
China and South Korea
• 3    party doxorubicin
• CHEMOSAT for additional drugs
• CHEMOSAT for other organs (lung
and brain)
• CHEMOSAT Melphalan in
Australia and Hong Kong
• 3   party melphalan
Development Aligned to Address Significant Market Opportunity
E
U
A
S
I
A
U
S
rd
rd
rd

49 DELCATH SYSTEMS, INC Appendix VI European Regulatory Update

50 DELCATH SYSTEMS, INC
European Regulatory Update
• Retained new Notified Body
• Device reclassified from class III to class IIB, permitting self-certification in accordance with the same established quality management system
o
The primary difference between Class III and Class IIb is that for Class IIb medical devices the Notified Body is not required to carry out an examination of the product’s design dossier as part of its conformity assessment
o
The Company must continue to comply with the essential requirements of the EU
Medical Devices Directive (Directive 93/42 EC) and is subject to a conformity assessment procedure requiring the intervention of a Notified Body
o
The conformity assessment procedure for Class IIb medical devices requires the manufacturer to lodge an application for the assessment of its quality system for the design, manufacture and inspection of its medical devices by a Notified Body
o
The Notified Body will audit the system to determine whether it conforms to the provisions of the Medical Devices Directive. If the Notified Body’s assessment is favorable it will issue a Full Quality Assurance Certificate, which enables the manufacturer to draw a Declaration of Conformity and affix the CE mark to the medical devices covered by the assessment
o
Thereafter, the Notified Body will carry out periodic audits to ensure that the approved quality system is applied by the manufacturer.

51 DELCATH SYSTEMS, INC © 2011 DELCATH SYSTEMS, INC. ALL RIGHTS RESERVED Concentrating the Power of Chemotherapy™